EXHIBIT 10.4
LETTER OF REAFFIRMATION OF GUARANTY

As of November 11, 2009

TO:	Manufacturers and Traders Trust Company
One M & T Plaza, Buffalo, New York 14240

RE:           REAFFIRMATION of Guaranty of All Liability (the "Guaranty") of OG ACQUISITION, INC., COMBINE BUYING GROUP, INC. AND 1725758 ONTARIO INC. D/B/A THE OPTICAL GROUP  to MANUFACTURERS AND TRADERS TRUST COMPANY (the “Bank") dated as of August 7, 2007 in connection with loans made to EMERGING VISION, INC. (“Borrower”) by Manufacturers and Traders Trust Company (collectively, the “Loan”).

Dear Sirs:

The undersigned hereby reaffirm and ratify all the terms, conditions, representations, and covenants contained in the Guaranty, certify that there are no defenses, offsets, or counterclaims thereto as of the date hereof and represent, warrant, and covenant that the most recent financial statements heretofore delivered to you are true and correct in all respects, fairly present the financial condition of the undersigned as of the date thereof and that no material adverse change has occurred in the financial condition reflected therein since the date thereof.

Each of the undersigned further covenants and agrees (i) that its liability under the Guaranty is unaffected by the execution of that certain ALLONGE TO NOTE and that certain LIMITED WAIVER AND AMENDMENT AGREEMENT evidencing, among other things, (i) the reduction of the Principal amount of the Loan as set forth therein and (ii) the waiver of certain financial covenants for fiscal period ended 9/30/09, and any related documents dated of even date herewith, copies of which the undersigned acknowledge having received and reviewed and (ii) that the Guaranty is in full force and effect.

Very truly yours,

GUARANTORS:

OG ACQUISITION, INC.

By:           /s/ Brian P. Alessi
Name: Brian P. Alessi
Title: Chief Financial Officer

COMBINE BUYING GROUP, INC.

By:           /s/ Brian P. Alessi
Name: Brian P. Alessi
Title: Chief Financial Officer

1725758 ONTARIO INC. D/B/A THE OPTICAL GROUP

By:           /s/ Brian P. Alessi
Name: Brian P. Alessi
Title: Chief Financial Officer